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                                                                   EXHIBIT 10.75



                SECOND CONSENT AND AMENDMENT TO CREDIT AGREEMENT


SECOND CONSENT AND AMENDMENT (this "Consent"), dated as of October 2, 1998, among AMERUS LIFE HOLDINGS, INC., an Iowa corporation (the "Borrower"), the various Banks from time to time party to the Credit Agreement referred to below, BANK ONE, INDIANA, NA and ABN AMRO BANK, N.V., as Co-Arrangers, and THE CHASE MANHATTAN BANK, as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

                            W I T N E S S E T H:

     WHEREAS, the Borrower, the Banks, the Co-Arrangers and the Administrative Agent are parties to a Credit Agreement, dated as of October 23, 1997 (as amended, modified or supplemented to the date hereof, the "Credit Agreement") and the Consent to Credit Agreement, dated as of May 20, 1998 (the "First Consent");

     WHEREAS, the Borrower desires to make open market repurchases of its publicly held shares of Class A Common Stock not otherwise permitted under the terms of the Credit Agreement or the First Consent;

     WHEREAS, subject to the terms and conditions set forth herein, the Banks are willing to consent to such repurchases:

     NOW, THEREFORE, the parties hereto agree as follows:

     1. So long as no Default or Event of Default exists or results therefrom, in addition to all purchases of Class A Common Stock of the Borrower permitted pursuant to the First Consent, and notwithstanding anything to the contrary contained in Sections 7.02 or 7.07 of the Credit Agreement, at any time prior to December 31, 1998, the Borrower may engage in open market cash purchases of up to $25,000,000 in the aggregate of its publicly held Class A Common Stock.

     2. In order to induce the Banks to enter into this Consent, (i) the Borrower hereby represents and warrants that (x) all representations and warranties contained in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the Second Consent Effective Date (as defined below), both before and after giving effect to the Consent (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (y) there exists no Default or Event of Default on the Second Consent Effective Date, both before and after giving effect to this Consent and
(ii) hereby agrees with the Banks that Section 5 of the Credit Agreement is hereby amended by inserting at the end thereof the following new Section 5.24:



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     5.25  Year 2000.

           Any reprogramming required to permit the proper functioning, in and following the year 2000, of (i) the Borrower's and its Subsidiaries' computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which the Borrower's or its Subsidiaries' systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed by September 30, 1999, in each case to the extent required to avoid the occurrence of a Default, Event of Default or a Material Adverse Effect. The cost to the Borrower and its Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Borrower and its Subsidiaries (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in a Default, Event of Default or a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Borrower and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit the Borrower to conduct its business without giving rise to a Material Adverse Effect.

     3. This Consent is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     4. This Consent may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

     5. THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     6. This Consent shall become effective on the date (the "Second Consent Effective Date") when each Credit Party and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

     7. From and after the Second Consent Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Consent.

                                    * * *


                                      2



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     IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this
Consent to be duly executed and delivered as of the date first above written.


                                     AMERUS LIFE HOLDINGS, INC.


                                     By
                                        ------------------------------------
                                        Name:  Joseph K. Haggerty
                                        Title: Senior Vice President
                                               and General Counsel


                                     THE CHASE MANHATTAN BANK,
                                       Individually and as Administrative Agent


                                     By
                                        ------------------------------------
                                        Name:  Peter Platten
                                        Title: Vice President


                                     BANK ONE, INDIANA, NA, Individually and
                                       as a Co-Arranger


                                     By
                                        ------------------------------------
                                        Name:  Peter S. Little
                                        Title: Vice President


                                     ABN AMRO BANK N.V., Individually and as a
                                       Co-Arranger


                                     By
                                        ------------------------------------
                                        Name:
                                        Title:

                                     BANK OF MONTREAL


                                     By
                                        ------------------------------------
                                        Name:
                                        Title:



                                     BANK OF TOKYO MITSUBISHI TRUST
                                       COMPANY


                                     By
                                        ------------------------------------
                                        Name:
                                        Title:


                                     BANQUE NATIONALE DE PARIS


                                     By
                                        ------------------------------------
                                        Name:  Mr. Arnaud Collindu Bocage
                                        Title: EVP and General Manager


                                     CIBC INC.


                                     By
                                        ------------------------------------
                                        Name:
                                        Title:

                                     DRESDNER BANK AG, NEW YORK
                                       BRANCH AND GRAND CAYMAN
                                       BRANCH


                                     By
                                        ------------------------------------
                                        Name:  Robert P. Donohue
                                        Title: Vice President


                                     By
                                        ------------------------------------
                                        Name:  George T. Ferguson, IV
                                        Title: Associate


                                     FIRST UNION NATIONAL BANK


                                     By
                                        ------------------------------------
                                        Name:  T. L. Stitchberry
                                        Title: Senior Vice President


                                     FLEET NATIONAL BANK


                                     By
                                        ------------------------------------
                                        Name:  David A. Bosselait
                                        Title: Vice President


                                     MELLON BANK, N.A.


                                     By
                                        ------------------------------------
                                        Name:  Karen E. McConomy
                                        Title: Assistant Vice President
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                                     NATIONSBANK OF TEXAS, N.A.


                                     By
                                        ------------------------------------
                                        Name:
                                        Title:


                                     NORWEST BANK IOWA, NATIONAL ASSOCIATION


                                     By
                                        ------------------------------------
                                        Name:  Diane S. Ramsey
                                        Title: Vice President


                                     ROYAL BANK OF CANADA


                                     By
                                        ------------------------------------
                                        Name:  Marek Ulanicki
                                        Title: Manager


                                     SUNTRUST BANK, CENTRAL FLORIDA,
                                       NATIONAL ASSOCIATION


                                     By
                                        ------------------------------------
                                        Name:  Darryl J. Weaver
                                        Title: First Vice President